                                        As filed pursuant to Rule 497
                                        under the Securities Act of 1933
                                        Registration No. 33-32569 and 811-4296

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          VARIABLE ANNUITY ACCOUNT ONE
================================================================================

                   SUPPLEMENT TO THE ICAP II VARIABLE ANNUITY
                          PROSPECTUS DATED MAY 1, 2002

================================================================================


The following is added following the 6th paragraph in the "TRANSFERS DURING THE ACCUMULATION PHASE" section on page 18 of the prospectus:

Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. Mail, telephone, facsimile or internet. Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. Mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"). If received after 1:00 p.m. PST, the request will be processed on the next business day. This policy will apply beginning September 30, 2002 through your next contract anniversary and then during each contract year thereafter. Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing programs will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for transfers over 15.

Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:
         -the dollar amount of the transfer;
         -the total assets of the Variable Portfolio involved in the transfer; -the number of transfers completed in the current calendar quarter; or -whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.



Date: September 30, 2002

                PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.